Loans (Details 3) $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Loans
Gross carrying amount before modification	$ 8,829
Allowance loss before modification (1)	(1,796)
Net amortized cost before modification	7,033
Gross carrying amount after modification	8,829
Allowance loss after modification	(1,802)
Net amortized cost after modification	7,027
Sale of the Stage 3 impaired loan and Stage 2 loan	11,600
Increase in credit risk	13,200
Write-off against reserves	$ 56,100